UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2023

PIEDMONT LITHIUM INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38427	36-4996461
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

42 E Catawba Street Belmont, North Carolina	28012
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (704) 461-8000

(Former Name or Former Address, if Changed Since Last Report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.0001 par value per share	PLL	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On Tuesday, June 13, 2023, Piedmont Lithium Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”) at 11:00 a.m. Eastern Time. As of the close of business on April 18, 2023, the record date for the Annual Meeting, there were 19,183,313 shares of common stock entitled to vote at the Annual Meeting, including Chess Depository Interests on an as-converted basis. The results of the matters voted upon at the Annual Meeting were as follows:

1.	Election of the two Class III director nominees to serve until the 2026 Annual Meeting of Stockholders and until their successors are duly elected and qualified (Proposal 1):

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
• Mr. Jeff Armstrong	5,999,611	1,039,337	4,622,041
• Ms. Christina Alvord	6,979,247	59,701	4,622,041

2.	Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023 (Proposal 2):

Votes For	Votes Against	Abstentions	Broker Non-Votes
11,526,095	116,514	18,380	0

3.	Approval of, on an advisory basis, the compensation of the Company’s named executive officers (Proposal 3):

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,227,263	2,734,575	77,110	4,622,041

4.	Approval of the grant of up to 29,890 stock options to Mr. Keith Phillips (Proposal 4):

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,056,106	2,737,169	245,673	4,622,041

5.	Approval of the grant of up to 13,260 restricted stock units to Mr. Keith Phillips (Proposal 5):

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,074,235	2,719,493	245,220	4,622,041

6.	Approval of the grant of up to 53,034 performance stock units to Mr. Keith Phillips (Proposal 6):

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,046,410	2,746,760	245,778	4,622,041

7.	Approval of the grant of up to 2,879 restricted stock units to Mr. Jeff Armstrong (Proposal 7):

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,186,988	606,562	245,398	4,622,041

8.	Approval of the grant of up to 1,591 restricted stock units to Ms. Christina Alvord (Proposal 8):

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,193,507	601,148	244,293	4,622,041

9.	Approval of the grant of up to 1,591 restricted stock units to Mr. Jorge Beristain (Proposal 9):

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,187,928	604,922	246,098	4,622,041

10.	Approval of the grant of up to 1,591 restricted stock units to Mr. Michael Bless (Proposal 10):

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,186,202	606,391	246,355	4,622,041

11.	Approval of the grant of up to 1,591 restricted stock units to Mr. Claude Demby (Proposal 11):

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,187,347	605,465	246,136	4,622,041

Item 7.01	Regulation FD Disclosure.

On June 14, 2023, the Company issued a press release, attached as Exhibit 99.1 hereto, regarding the results of the matters voted upon at the Annual Meeting.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIEDMONT LITHIUM INC.

Date: June 14, 2023		/s/ Keith Phillips
	Name:	Keith Phillips
	Title:	President and Chief Executive Officer